                                                                Exhibit 10.24.2

LISTING APPLICATION TO
NEW YORK STOCK EXCHANGE, INC.



                       FIDELITY NATIONAL FINANCIAL, INC.

                  1,875,000 Additional Shares of Common Stock
                       to be issued pursuant to the 1987
                          Employee Stock Purchase Plan

                  2,921,638 Additional Shares of Common Stock
              to be Issued in Connection with a 10% Stock Dividend


         Securities Presently Issued and Outstanding                                  11,154,918

         Securities Held in Treasury                                                   4,698,957

         Securities Issued Pursuant                                                    1,585,388
                 Pursuant to this Application

         Securities Reserved for Issuance
                 Prior to this Application                                            11,487,500

         Securities Reserved for Issuance
                 Pursuant to this Application                                          3,211,250

         Securities Authorized for Listing
                 Giving Effect to this Application                                    32,138,013



All requisite approvals and authorizations will have been received, and required supporting documents relating to this transaction will have been filed with the New York Stock Exchange.

Fidelity National Financial, Inc.


By:      /s/ M'Liss Jones Kane
         ---------------------
         M'Liss Jones Kane
         Senior Vice President


The New York Stock Exchange, Inc. hereby authorizes, upon official notice of issuance, the listing of 4,796,638 additional shares of Common Stock.

The New York Stock Exchange, Inc.


By:      /s/ Thomas E. Veit
         ------------------
         Thomas E. Veit
         Vice President, Client Service